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                                                                   Exhibit 10.31

                              SECURED NON-RECOURSE
                                PROMISSORY NOTE


$600,000.00                                               July 9, 1997

               FOR VALUE RECEIVED, the undersigned, Mark R. Rutenberg (the "Borrower"), hereby agrees and promises to pay to the order of Neuromedical
 --------
Systems, Inc., a Delaware corporation, and its transferees, successors and assigns (collectively, the "Lender"), the principal sum of Six Hundred Thousand
                            ------
and No/100 Dollars ($600,000.00) in accordance with the terms and conditions set forth below (including, without limitation, Section 8), together with interest on the unpaid principal balance hereof from time to time at the rate and on the dates set forth below.

               1. Final Maturity.  The Borrower shall pay the entire outstanding
                  --------------
principal balance of this Note, together with all accrued and unpaid interest thereon, in full on November 30, 1999 (the "Maturity Date").
                                            -------------

               2. Mandatory Prepayments. If, as and when the Borrower's
                  ---------------------
employment pursuant to the terms of that certain Restated Employment Agreement, dated June 29, 1997, between the Lender and the Borrower, is terminated for any reason, prior to the Maturity Date, then the Borrower shall prepay this Note on or before the date which is ten (10) days after such termination of employment (or 30 days, after such termination of employment in the case of the Borrower's death).

               3. Optional Prepayments. This Note may be prepaid at any time and
                  --------------------
from time to time at the discretion of the Borrower, in whole or in part, without penalty or premium.

               4.     Interest Rate and Interest Payment Dates.
                      ----------------------------------------

                      (a) Ordinary Interest. The Borrower shall pay interest on
                          -----------------
               the unpaid principal amount of this Note from the date of this Note until payment in full thereof at a rate equal to the prime rate of interest of Citibank, N.A. in New York City as publicly announced and in effect on the first day of each calendar month, from month to month (the "Prime Rate"). Interest on this Note shall be due and payable in arrears on the Maturity Date.

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                      (b) Default Interest; Maximum Legal Rate. If the Borrower
                          ------------------------------------
               shall fail to pay any principal amount of this Note when due and payable (whether at the Maturity Date, by acceleration or otherwise), such principal amount shall thereafter bear interest, payable on demand from time to time and upon payment in full of such overdue amount, until paid in full, at a rate of equal to the Prime Rate, plus two points. In no event shall the Borrower pay interest on this Note at a rate in excess of that permitted by applicable law, any such excess payments being deemed for all purposes a prepayment of principal.

                      (c) Calculation. Interest shall be calculated on the basis
                          -----------
               of the actual number of days elapsed over a 365 day year.

               5.     Payments; Application to Interest and Principal. The
                      -----------------------------------------------
Borrower shall make all payments of principal and interest and other amounts payable under this Note not later than 11:00 A.M., New York City time, on the date such payment is due, in lawful money of the United States of America by wire transfer of immediately available funds to the Lender's account (or by such other method or at such other bank account) as may be designated in writing from time to time by the Lender. Any prepayment pursuant to Sections 2 or 3 shall be applied to reduce, first, the accrued and unpaid interest on the principal balance of this Note and, then, the unpaid principal balance hereof, in each case outstanding at the time of such prepayment.

               6.     Pledge of Collateral.
                      --------------------

                      6.1 Pledge. The Borrower hereby pledges, assigns and
                          ------
grants to the Lender a security interest in the assets referred to in Section
6.2 (the "Collateral") to secure the prompt payment and performance of the Borrower's obligations under this Note (the "Obligations").
                                             -----------

                      6.2 Collateral. The Collateral consists of the following
                          ----------
types or items of property:

                             (a) 100,000 shares of common stock, par value
              $.0001 per share ("Common Stock"), of Neuromedical Systems, Inc.,
                                 ------------
              a Delaware corporation (the "Issuer"); and
                                           ------

                             (b) (i) the certificates or instruments, if any,
              representing such securities, (ii) all dividends (cash, stock or otherwise), cash instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this Section 6.2, and (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this
              Section 6.2.


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                      6.3 Transfer of Collateral. All certificates or
                          ----------------------
instruments representing or evidencing any of the securities referred to in
Section 6.2(a) and all additional securities, if any, constituting Collateral (the "Pledged Securities") shall be delivered to and held pursuant hereto by the
      ------------------
Lender and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. The Lender shall have the right, at any time during the continuance of an Event of Default to transfer to or to register in the name of the Lender or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in the fourth sentence of Section 10.

                      6.4 Representations, Warranties and Agreements. The
                          ------------------------------------------
Borrower represents and warrants to and agrees with the Lender that:

                             (a) Ownership of Collateral; Encumbrances. The
                                 -------------------------------------
              Borrower is the legal and beneficial owner of the Pledged Securities owned from time to time by the Borrower free and clear of any adverse claim or lien except for the security interest created by this Note, and the Borrower has full right, power and authority to pledge, assign and grant a security interest in the Collateral to the Lender.

                             (b) No Required Consent. No authorization, consent,
                                 -------------------
              approval or other action by, and no notice to or filing with, any governmental authority is required for (i) the due execution, delivery and performance by the Borrower of this Note, (ii) the grant by the Borrower of the security interest granted by this Note, (iii) the perfection of such security interest or (iv) the exercise by the Lender of its rights and remedies under this Note except that filings may be required to perfect such security interest (to the extent such security interest cannot be perfected by possession) and sale of the Collateral must be made in accordance with applicable law.

                             (c) Pledged Securities. The Pledged Securities have
                                 ------------------
              been duly authorized and validly issued, and are fully paid and non-assessable.

                             (d) First Priority Security Interest. The pledge of
                                 --------------------------------
              Pledged Securities pursuant to this Note creates a valid and perfected first priority security interest in such Collateral, enforceable against the Borrower and all third parties and securing payment of the Obligations.

                             (e) Sale, Disposition or Encumbrance of Collateral.
                                 ----------------------------------------------
              The Borrower will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any person or entity other than the Lender.

                             (f) Dividends or Distributions. So long as no Event
                                 --------------------------
              of Default shall have occurred and be continuing, the Borrower shall be entitled

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              to receive and retain any and all dividends and interest paid in respect of the Collateral; provided, however, that any and all
                                         --------  -------

                                    (i) dividends and interest paid or payable
                      other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for (including, without limitation, any certificate or share purchased or exchanged in connection with a tender offer or merger agreement), any Collateral,

                                    (ii) dividends and other distributions paid
                      or payable in cash in respect of any Collateral in connection with total liquidation or dissolution, and

                                    (iii) cash paid, payable or otherwise
                      distributed in redemption of, or in exchange for, any Collateral,

               shall be, and shall be forthwith delivered to the Lender to hold as, Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement).

               Upon the occurrence and during the continuance of an Event of Default, all rights of the Borrower to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to this clause (f) shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments, but the Lender shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

                             (g) Stock Powers. The Borrower shall furnish to the
                                 ------------
              Lender such stock powers and other instruments as may be required by the Lender to assure the transferability of the Collateral when and as often as may be requested by the Lender.

                             (h) Voting and Other Consensual Rights. The
                                 ----------------------------------
              Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Note.

              7. Events of Default. If any of the following events (each, an
                 -----------------
"Event of Default") shall occur and be continuing:
 ----------------

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                      (i) the Borrower shall fail to pay any principal of, or
               interest on, this Note when the same becomes due and payable in accordance with the terms hereof;

                      (ii) the Borrower shall fail to comply in any material
               respect with any other agreement in this Note and such failure shall continue for 30 days after notice from the Lender; or

                      (iii) the Borrower shall generally not pay his debts as
               such debts become due, or shall admit in writing his inability to pay his debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate him a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of him or his debts under any law relating to bankruptcy, insolvency or relief or the appointment of a receiver, trustee, or other similar official for him or for any substantial part of his property;

then, and in any such event, the Lender may, by notice to the Borrower,

               (a) Declare the entire unpaid principal amount of this Note and all interest thereon to be forthwith due and payable, whereupon the entire unpaid principal amount of this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

               (b) Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as the Lender may elect, in a public or private transaction, at any location as deemed reasonable by the Lender either for cash or credit or for future delivery at such price at the Lender may deem fair, and (unless prohibited by the Uniform Commercial Code, as adopted in any applicable jurisdiction, the "Code") the Lender may be
                                                     ----
        the purchaser of any or all Collateral so sold and may apply the purchase price therefor against any Obligations secured hereby. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Borrower and to any other person or entity entitled to notice under the Code; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Lender may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. Any such sale or transfer by the Lender either to itself or to any other person or entity shall be absolutely free from any claim of right by the Borrower, including any equity or right of redemption, stay or appraisal which the Borrower has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any

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        such sale or transfer, the Lender shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If the Lender deems it advisable to do so, it may restrict the bidders or purchasers of any such sale or transfer to persons or entities who will represent and agree that they are purchasing the Collateral for their own account and not with the view to the distribution or resale of any of the Collateral. The Borrower agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that the Lender has no obligation to delay the sale of the Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act of 1933 and under applicable state securities or "blue sky" laws. The Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. The Lender may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. The Lender shall not be obligated to make any sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), the Lender's rights and remedies hereunder shall not be exhausted, waived or modified, and the Lender is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that the Lender elects not to sell the Collateral, the Lender retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this clause (b) shall constitute disposition in a commercially reasonable manner.

               (c) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by the Lender and permitted by the Code or otherwise permitted by law or in equity.

               (d) Appoint any person as agent to perform any act or acts necessary or incident to any sale or transfer by the Lender of the Collateral.

               (e) Exercise all other rights and remedies permitted by law or in equity.

               The Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time during the continuance of an Event of Default to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which the Lender may deem necessary

                                      -6-
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or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Lender representing any dividend, interest payments or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

               If any applicable provision of any law requires the Lender to give reasonable notice of any sale or disposition or other action, the Borrower hereby agrees that fifteen days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

               The Lender may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law the Borrower expressly waives any and all legal rights which might otherwise require the Lender to enforce its rights by judicial process.

               8. No Personal Liability. Neither Borrower nor any of his heirs,
                  ---------------------
legal representatives, successors or assigns shall have any personal liability for the payment or performance of any of Borrower's obligations hereunder. Lender may enforce its rights in, to, or against only the Collateral, and Lender shall have full recourse to and the right to proceed against, only such Collateral. In all events, no monetary or deficiency judgment shall be sought or enforced against Borrower or any of his heirs, legal representatives, successors or assigns.

               9. Notices. All notices and other communications provided for
                  -------
hereunder shall be in writing (including telecopy communication) and mailed, telecopied, or delivered

if to the Lender:      Neuromedical Systems, Inc.
                       Two Executive Boulevard
                       Suffern, New York  10901-4164
                       Telecopy No.:  (914) 368-3894

if to the Borrower:    Mark R. Rutenberg
                       [Residential Address]



or at such other address or telecopy number as shall be designated by a party in a written notice to the other party.

               10. No Waivers; Cumulative Remedies; Amendment; Survival of
                   -------------------------------------------------------
Covenants; Headings; Governing Law; Submission to Jurisdiction; Express Waiver.
------------------------------------------------------------------------------
No action, delay or omission by the Lender shall constitute a waiver of any of the rights or privileges of the Lender under this Note nor shall any single or partial exercise of any such right or privilege preclude any other or further exercise thereof or the exercise of any

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other right or privilege. Such rights are cumulative and not exclusive of any rights provided by law. This Note may not be amended or otherwise modified except by a written instrument signed by the Lender. Upon the complete payment of the Obligations, the Lender will release, reassign and transfer the Collateral to the Borrower and this Note shall be of no further force or effect. Notwithstanding the foregoing, the provisions of Section 8 shall survive payment of the principal of, and interest on, this Note. Section headings herein shall have no legal effect. THIS NOTE SHALL BE DEEMED MADE UNDER, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS RULES. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE COUNTY AND STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE NOTE SHALL BE BROUGHT ONLY IN A COURT IN THE COUNTY AND STATE OR A FEDERAL COURT IN SUCH COUNTY OF NEW YORK SO LONG AS SUCH COURT HAS PERSONAL JURISDICTION. THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE NOTE. Except as expressly provided in this Note, the Borrower expressly waives diligence, presentment, demand for payment, any other demand, protest, notice of dishonor, notice of presentment, notice of demand or notice of protest and all other notices of any kind in connection with this Note and any payment due hereunder.

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               IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

                                            /s/ Mark R. Rutenberg
                                            ---------------------------
                                            Mark R. Rutenberg

Agreed and Accepted:
NEUROMEDICAL SYSTEMS, INC.

By: /s/ John B. Henneman, III
    -------------------------

      John B. Henneman, III
      Vice President, Secretary and
      General Counsel

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